Exhibit 99.1

Investor Presentation Nasdaq: AUB Barclays Conference - September 10, 2019

Forward Looking Statements • • • • • Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Atlantic Union Bankshares Corporation (“Atlantic Union” or the “Company”) and its management about future events. real estate values in the Company’s lending area; an insufficient allowance for loan losses; the quality or composition of the loan or investment portfolios; concentrations of loans secured by real estate, particularly commercial real estate; the effectiveness of the Company’s credit processes and management of the Company’s credit risk; demand for loan products and financial services in the Company’s market area; the Company’s ability to compete in the market for financial services; technological risks and developments, and cyber threats, attacks, or events; performance by the Company’s counterparties or vendors; deposit flows; the availability of financing and the terms thereof; the level of prepayments on loans and mortgage-backed securities; legislative or regulatory changes and requirements; the impact of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), including, but not limited to, the effect of the lower corporate tax rate, including on the valuation of the Company’s tax assets and liabilities; changes in the effect of the Tax Act due to issuance of interpretive regulatory guidance or enactment of corrective or supplement legislation; monetary and fiscal policies of the U.S. government including policies of the U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System; changes to applicable accounting principles and guidelines; and other factors, many of which are beyond the control of the Company. • • • • • • • • • Although Atlantic Union believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of, or trends affecting, the Company will not differ materially from any projected future results, performance, or achievements or trends expressed or implied by such forward-looking statements. Actual future results, performance, achievements or trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to: • • • • • • changes in interest rates; general economic and financial market conditions in the United States generally and particularly in the markets in which the Company operates and which its loans are concentrated, including the effects of declines in real estate values, an increase in unemployment levels and slowdowns in economic growth; the Company’s ability to manage its growth or implement its growth strategy; the possibility that any of the anticipated benefits of the acquisition of Access National Corporation (together with subsidiaries, “Access”) will not be realized or will not be realized within the expected time period, the expected revenue synergies and cost savings from the acquisition may not be fully realized or realized within the expected time frame, revenues following the acquisition may be lower than expected, or customer and employee relationships and business operations may be disrupted by the acquisition; the Company’s ability to recruit and retain key employees; the incremental cost and/or decreased revenues associated with exceeding $10 billion in assets; Please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, comparable “Risk Factors” sections of the Company’s Quarterly Reports on Form 10-Q, and related disclosures in other filings, which have been filed with the Securities and Exchange Commission (the “SEC”), and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this presentation are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its businesses or operations. You are cautioned not to rely too heavily on the forward-looking statements contained in this presentation. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise. • • • • 2

Additional Information Unaudited Pro Forma Financial Information Any unaudited pro forma financial information included herein, or discussed in connection with, is presented for informational purposes only and does not necessarily reflect the financial results of the combined company had the companies actually been combined during periods presented. The adjustments included in any such unaudited pro forma financial information are preliminary and may be significantly revised and may not agree to actual amounts finally recorded by Atlantic Union. This financial information does not reflect the benefits of the Access merger’s expected cost savings and expense efficiencies, opportunities to earn additional revenue, potential impacts of current market conditions on revenues or asset dispositions, among other factors, and includes various preliminary estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been completed on the date or at the beginning of the period indicated or which may be attained in the future. Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP disclosures have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The Company uses the non-GAAP financial measures discussed herein in its analysis of the Company’s performance. The Company’s management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in the Company’s underlying performance. Please see “Reconciliation of Non-GAAP Disclosures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About Atlantic Union Bankshares Corporation Headquartered in Richmond, Virginia, Atlantic Union Bankshares Corporation (Nasdaq: AUB) is the holding company for Atlantic Union Bank. Atlantic Union Bank has 153 branches and approximately 200 ATMs located throughout Virginia, and in portions of Maryland and North Carolina. Middleburg Financial is a brand name used by Atlantic Union Bank and certain affiliates when providing trust, wealth management, private banking, and investment advisory products and services. Certain non-bank affiliates of Atlantic Union Bank include: Old Dominion Capital Management, Inc., and its subsidiary, Outfitter Advisors, Ltd., Dixon, Hubard, Feinour & Brown, Inc., and Middleburg Investment Services, LLC, which provide investment advisory and/or brokerage services; and Union Insurance Group, LLC, which offers various lines of insurance products. 3

Brand Transition - A Unified Bank Brand Across All Markets On May 20th, we rebranded Union Bank & Trust to Atlantic Union Bank to reduce brand complexity and ensure recognition and clarity in the marketplace. Maintaining ‘Union’ in the new brand is key because it represents the unification of multiple banks that have come together over time to deliver better banking to our customers and has been a focal point for nearly 100 years. THE NEW NAME REFERENCES OUR GEOGRAPHIC EXPANSION THROUGHOUT THE MID-ATLANTIC REGION FROM MARYLAND TO NORTH CAROLINA. 4

The “Atlantic Union” Story: FROM VIRGINI A COM M UNITY BANK TO VIRGINI A’S BANK • “Crown jewel” deposit base - 45% transaction accounts compete against them escape the past Atlantic Union “Soundness, profitability & growth in that order of priority” Underpinning for how we run our company 5 Larger Bank Executive Leadership • Knows the “seams” of the large institutions & how to • Makes tough decisions – think differently, challenge, • Accustomed to more complex environment than Talent Magnet • Extensive hiring from larger institutions at all levels • 25 C&I bankers in 2018, we know the people we hire and rarely use recruiters • All market leaders and bankers hired from the markets they serve The Atlantic Union “Moat” • Franchise cannot be replicated • Dense, compact and contiguous $17B+ bank Virginia’s Bank • Virginia’s first statewide, independent bank in 20 years • The alternative to large competitors • Organic growth model + effective consolidator

Our Acceleration Strategy Establish Focus Design for Success Drive-to-Scale • Set the vision • Recreate a Virginia regional bank • Take back what was lost Establish strategic priorities Align goals & compensation to priorities Make tough decisions Divest non-strategic businesses • • Put the right team on the field Position as alternative to large banks • • Press for advantage Efficiently crossed $10B with Xenith acquisition ($3.3B) • Compete on better customer experience, local decision making Differentiate on responsiveness, flexibility, local market knowledge and presence • The only C&I bank in Richmond, had Northern Virginia C&I team Significant Coastal Virginia retail banking • • • • • Completed the jigsaw puzzle with acquisition of Access National Bank ($2.9B) • • • Scalable model; new market replicable Build the C&I team and new Treasury Management platform Enhance technology and operational change management competency • • • Union Mortgage Group Marine Finance GreenSky • • The only C&I bank in Northern VA Affluent retail banking and wealth management from Middleburg Bank division • • • Acquired two Registered Investment Advisors WE HAVE MOVED QUICKLY WHILE IMPROVING FINANCIAL PERFORMANCE TOWARD TOP-TIER TARGETS WE HAVE PROVEN WE ARE WILLING AND ABLE TO MAKE CHANGE HAPPEN 6

Our Company Highlights ($bn) Branch Footprint • Largest regional banking company headquartered in Virginia with statewide Virginia footprint of 144 branches in all major markets #1 regional bank1 deposit market share in Virginia Positioned for growth with organic and acquisition opportunities Strong balance sheet and capital levels Committed to top-tier financial performance with highly experienced management team with ability to execute change • • • • 7 Data as of 6/30/19, market capitalization as of 7/26/19 (1) Regional bank defined as having less than $50 billion in assets; rank determined by asset size AUB(153) AUB LPO (3) Assets$17. 2 Loans$12. 2 Deposi ts$12. 5 M ar ket Capi tal i z ati on$3. 1

Virginia's Bank

Virginia: All Banks

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp ("Truist")	$39,102	24.6	467
2	Wells Fargo & Co	24,074	15.1	256
3	Bank of America Corp.	17,676	11.1	124
4	**Atlantic Union Bankshares Corp**	**11,567**	**7.3**	**144**
5	TowneBank	6,334	4.0	32
6	United Bankshares, Inc.	5,413	3.4	68
7	Capital One Financial Corp.	4,916	3.1	45
8	PNC Financial Services Group Inc.	3,984	2.5	95
9	Carter Bank & Trust	3,254	2.0	78
10	Burke & Herbert Bank & Trust Co.	2,330	1.5	25
	Top 10 Banks	**$118,649**	**74.5**	**1,327**
	All Institutions in Market	**$159,297**	**100.00**	**2,245**

Virginia: Banks Headquartered in VA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	**Atlantic Union Bankshares Corp.**	**11,567**	**20.6**	**144**
2	TowneBank	6,334	11.3	32
3	Capital One Financial Corp.	4,916	8.8	45
4	Carter Bank & Trust	3,254	5.8	78
5	Burke & Herbert Bank & Trust Co.	2,330	4.2	25
6	Southern National Bancorp of Virginia	1,736	3.1	42
7	American National Bankshares, Inc.	1,530	2.7	22
8	First Bancorp Inc.	1,318	2.4	19
9	C&F Financial Corp.	1,194	2.1	26
10	National Bankshares Inc.	1,069	1.9	25
	Top 10 Banks	**$35,247**	**62.8**	**460**
	All Institutions in Market	**$56,092**	**100.00**	**922**

Statewide branch footprint brings unique franchise value



#1 in Customer Satisfaction with Retail Banking in the Mid-Atlantic Region

Atlantic Union Bankshares

Source: SNL Financial and FDIC deposit data
Deposit data as of 6/30/18; pro forma for announced transactions
Note: Excludes branches with deposits greater than $1.0 billion
For J.D. Power 2019 award information, visit jdpower.com/awards

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Our Presence in Key Markets

Virginia

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp ("Truist")	$39,102	24.6%	467
2	Wells Fargo & Co	24,074	15.1	256
3	Bank of America Corp.	17,676	11.1	124
4	Atlantic Union Bankshares Corp	11,567	7.3	144
5	TowneBank	6,334	4.0	32
6	United Bankshares Inc.	5,413	3.4	69
7	Capital One Financial Corp.	4,916	3.1	49
8	PNC Financial Services Group Inc.	3,984	2.5	94
9	Carter Bank & Trust	3,254	2.0	78
10	Burke & Herbert Bank & Trust Co.	2,330	1.5	25

Richmond

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp. ("Truist")	$6,038,488	28.2%	70
2	Wells Fargo & Co.	4,672,274	21.7	55
3	Atlantic Union Bankshares Corp.	2,998,326	13.9	30
4	Bank of America Corp.	2,087,599	9.7	21
5	TowneBank	860,265	4.0	9
6	C&F Financial Corp.	840,473	3.9	16
7	Community Bankers Trust Corp.	609,395	2.8	12
8	Southern National Bancorp of Virginia Inc.	494,358	2.3	12
9	Bay Banks of Virginia Inc.	463,331	2.2	8
10	Village Bank and Trust Financial Corp.	426,930	2.0	9

Northern Virginia (1)

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp. ("Truist")	$15,771	23.1%	142
2	Bank of America Corp.	10,383	15.2	56
3	Wells Fargo & Co.	10,094	14.8	78
4	Capital One Financial Corp.	5,856	8.6	45
5	United Bankshares Inc.	5,541	8.1	44
6	PNC Financial Services Group Inc.	2,973	4.4	70
7	Atlantic Union Bankshares Corp.	2,819	4.1	18
8	Burke & Herbert Bank & Trust Co.	2,330	3.4	25
9	Toronto-Dominion Bank	1,739	2.6	24
10	Sandy Spring Bancorp Inc.	1,530	2.2	15

Coastal Virginia

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp. ("Truist")	$6,049,201	26.2%	72
2	Towne Bank	5,688,966	24.7	27
3	Wells Fargo & Co.	3,597,855	15.6	43
4	Bank of America Corp.	3,165,086	13.7	30
5	Atlantic Union Bankshares Corp.	1,112,720	4.8	25
6	Old Point Financial Corp.	842,299	3.7	21
7	Southern BancShares (N.C.) Inc.	468,882	2.0	11
8	Chesapeake Financial Shares Inc.	404,553	1.8	8
9	PNC Financial Services Group Inc.	395,858	1.7	10
10	Farmers Bankshares Inc.	364,057	1.6	7

Atlantic Union Bankshares

Source: S&P Global Market Intelligence
Note: Deposit data excludes branches with deposits greater than $1 billion
Deposit data as of 6/30/18; pro forma for announced transactions
(1) Includes the following counties: Alexandria (City), Arlington, Fairfax, Fairfax (City), Falls Church (City), Fauquier, Loudon, Manassas Park (City), Manassas (City) and Prince William

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Diversity Supports Growth In Virginia

Richmond

State Capital, Fortune 500 headquarters (7), VCU & VCU Medical Center

- $3.0 billion in-market deposits and total deposit market share of 14%

Fredericksburg

Defense and security contractors, Healthcare, Retail, Real Estate development

- $997 million in-market deposits and total deposit market share of 23.5%

Charlottesville

University of Virginia, High-tech and professional businesses, Real Estate development

- $497 million in-market deposits and total deposit market share of 10.2%

Virginia Beach
NORFOLK

Military, Shipbuilding, Fortune 500 headquarters (3), Tourism

- $1.1 billion in-market deposits and total deposit market share of 4.8%

Roanoke
BLACKSBURG

Virginia Tech, Healthcare, Retail

- $1.1 billion in-market deposits and total deposit market share of 10.3%

Northern Virginia

Nation's Capital, Fortune 500 headquarters (11) Defense and security contracts, Non-profit Associations (lobbyists), High-Tech

- ~25% of franchise in fast growing, affluent market

Atlantic Union Bankshares

Source: SNL Financial
Deposit data as of 6/30/18; Fredericksburg market defined as Caroline, Fredericksburg City, King George, Spotsylvania and Stafford counties; all other markets per MSA definitions in SNL

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Virginia Market Highlights Opportunity in Fast-Growing, Affluent Markets Top 10 Counties in the U.S. – Median HH Income ($000s) (1) $160 $128 $123 $123 $120 $116 $116 $120 $80 $40 $0 Howard, MD San Mateo, CA Santa Clara, Hunterdon, NJ CA Williamson, TN Morris, NJ Top 10 Counties in Virginia – Projected 5-Yr Pop. Growth 10.0% 7.4% 7.5% 6.0% 5.0% 2.5% 0.0% New Kent, VA Source: S&P Global Market Intelligence Boxes denote county/city of operation (1) Median HH Income projected for 2019 11 8.5% 7.4% Loudon, VAFalls Church, VA (City) 6.8%6.7%6.6%6.6%6.4%6.4% ManassasFredericksburg, Alexandria, VA Prince William, Stafford, VAArlington, VA James City, VA Park, VA (City)VA (City)(City)VA $119 Arlington, VA $124$123 Fairfax, VAFalls Church, VA (City) $141 Loudon, VA

Among The Most Attractive Markets in USA

Household Income ($)

#	State	HHI ($)
1	District of Columbia	$82,192
2	Maryland	81,294
3	Hawaii	80,637
4	Alaska	79,735
5	New Jersey	78,317
6	Massachusetts	77,248
7	Connecticut	76,633
8	New Hampshire	75,742
9	**Virginia**	**71,167**
10	California	71,061
11	Washington	69,697
12	Utah	69,694
13	Colorado	69,546
14	Minnesota	68,744
15	New York	66,418

2018 Population (mm)

#	State	Pop. (mm)
1	California	39.7
2	Texas	28.5
3	Florida	21.1
4	New York	19.8
5	Pennsylvania	12.8
6	Illinois	12.8
7	Ohio	11.6
8	Georgia	10.5
9	North Carolina	10.3
10	Michigan	9.9
11	New Jersey	9.0
12	**Virginia**	**8.5**
13	Washington	7.4
14	Arizona	7.1
15	Massachusetts	6.9

GDP ($bn)

#	State	GDP($bn)
1	California	$2,802
2	Texas	1,747
3	New York	1,564
4	Florida	984
5	Illinois	836
6	Pennsylvania	768
7	Ohio	661
8	New Jersey	602
9	Georgia	564
10	North Carolina	547
11	Massachusetts	537
12	**Virginia**	**518**
13	Washington	517
14	Michigan	513
15	Maryland	401

Fortune 500 Companies

#	State	# Companies
1	New York	56
2	California	54
3	Texas	49
4	Illinois	36
5	Ohio	24
6	**Virginia**	**21**
7	New Jersey	20
8	Pennsylvania	20
9	Florida	19
10	Georgia	18
11	Minnesota	17
12	Michigan	16
13	Massachusetts	16
14	Connecticut	14
15	Tennessee	10

CNBC ranked Virginia the **Best State for Business**

Forbes ranked Virginia the **4th Best State for Business**

- 3rd in Labor Supply
- 1st in Regulatory Environment
- 16th in Growth Prospects

Virginia has the 8th Lowest Unemployment Rate of any state

U.S.News & World Report ranked Virginia **11th for Economic Opportunity**

- **11th lowest Poverty Rate**
- Virginia is home to **723,962** Small Businesses – 99.5% of Virginia businesses

USA TODAY ranked Virginia 11th of *America's Best States to Live In*

7th most educated state in America and home to more than **10 elite colleges & universities**

Atlantic Union Bankshares

Source: SNL Financial; Bureau of Economic Analysis; Bureau of Labor Statistics, Fortune.com, U.S. News & World Report; Forbes, CNBC, U.S. Small Business Administration, USA Today Unemployment data as of 7/19

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Atlantic Union's 2019 Strategic Priorities

Diversify Loan Portfolio and Revenue Streams

- Increase Commercial lending growth (Commercial & Industrial + Owner Occupied Real Estate) in order to better balance the total loan portfolio over time
- Grow fee-based products and services

Grow Core Funding

- Fund loan growth with deposit growth; attain a 95% loan to deposit ratio over time
- Grow core deposits with particular focus on increasing commercial and small business operating accounts

Manage to Higher Levels of Performance

- Achieve and sustain top tier financial performance
- Invest in talent, develop a culture of coaching and development, and align total rewards with corporate goals and objectives

Strengthen Digital Capabilities

- Modernize customer experience with more digital capabilities
- Achieve digital parity with larger players especially in mass market/mass affluent
- Enhance features for wider usage and resolve top customer requests

Make Banking Easier

- Create compelling products and services
- Deliver hi-tech and hi-touch experiences
- Differentiated marketing highlighting our capabilities

Integrate Access

- Leverage commercial expertise and new market opportunities
- Achieve cost saves and successful conversion

Atlantic Union Bankshares

Source: SNL Financial and FDIC deposit data
Excludes branches with deposits greater than $1.0 billion

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Attractive Core Deposit Base Deposit Base Characteristics Deposit Composition at June 30, 2019 - $12.5 Billion Savings 6%  Q2 19 Cost of deposits – 93 bps Non-Interest Bearing 24% Jumbo Time 5%  95% core deposits (1)  44% transactional accounts Retail Time 16%  #1 in deposit market share for regional/community banks in Richmond and Charlottesville MSAs and Fredericksburg NOW 20%  #2 in deposit market share for regional/community banks in Blacksburg-Christiansburg-Radford MSA Money Market 29% (1) Core deposits defined as total deposits less jumbo time deposits Regional bank defined as having less than $50 billion in assets; rank determined by asset size. Community bank defined as having less than $10 billion in assets 14

Diversified and Granular Loan Portfolio Total Loan Portfolio $ 12.2 billion at June 30, 2019 Non-Owner Occupied CRE Composition - $3.7 Billion Consumer 5.7% HELOC 5.4% C&D 10.3% Other 3.3% Small Mixed Use Building 1.4% Special Use 7.4% Other 1.9% Retail 21.0% Senior Living 5.9% CRE - Owner Occupied 16.0% 1-4 Family 13.3% Hotel, Motel, B&B 12.2% Second Mortgages 0.7% Office 18.2% C&I 16.5% Multi Family 16.2% Non-Owner Occupied CRE 30.2% Office Warehouse 14.3% Duration Q2 19 Weighted Average Yield (Tax Equivalent) 1.6 years 5.28% Total Portfolio Characteristics Note: Figures may not total to 100% due to rounding 15

Investment Highlights The Right Scale The Right Markets The Right Team The Right Targets • Largest Virginia headquartered regional banking company ($17.2 billion in assets) • Uniquely positioned in one of the most attractive markets in the U.S. • New management team led by John Asbury (30+ years of banking experience) • Focus on top tier performance metrics and profitability to drive upside • Access acquisition accelerates growth in the attractive Northern Virginia market • Committed to realizing Access merger cost savings and achieving business synergy opportunities in 2019 • #1 deposit market share ranking in Virginia among Virginia-based banks(1) • Experienced executives with a proven track record from larger institutions and experience in M&A integration • Operating with a statewide Virginia footprint of 144 branches in all major markets with 9 additional branches in North Carolina and Maryland • C&I platform primed for growth, with an opportunity to leverage platform and commercial deposit gathering expertise across our footprint • Operating Targets: ROA: 1.4% - 1.6% / ROTCE: 16% - 18% / Efficiency Ratio (FTE): < 50% • Atlantic Union is an attractive destination for top tier talent, leading to successful recruiting efforts and an improved competitive position • Diversified business model Well positioned to take advantage of market disruption Source: SNL Financial and FDIC deposit data (1) Excludes branches with deposits greater than $1.0 billion 16

Balance Sheet Trends (GAAP) Loans ($M) Deposits ($M) $12,221 $11,952 20% CAGR 19% CAGR $12,489 $12,516 $9,716 $9,971 $7,142 $6,307 $6,992 $6,379 $5,671 $5,346 $5,964 $5,639 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 Assets ($M) 21% CAGR $17,159 $16,898 $13,766 $9,315 $8,427 $7,359 $7,694 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 17 Data as of or for the twelve months ended each respective year, except for the three months ended March 31, 2019 and June 30, 2019

Strong Track Record of Performance (GAAP) Earnings Per Share ($) Return on Equity (ROE) (%) $2.22 7.86% 7.85% 7.79% $1.77 7.07% $1.67 6.76% 6.37% $1.49 5.30% $1.13 $1.06 2014 2015 2016 2017 2018 1H 2019 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 Return on Assets (ROA) (%) Efficiency Ratio (%) 1.15% 1.11% 73.1% 70.0% 0.96% 0.92% 67.5% 0.90% 65.8% 66.1% 0.83% 63.6% 62.4% 0.72% 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 18 Data as of or for the twelve months ended each respective year, except for the three months ended March 31, 2019 and June 30, 2019 and the six months ended June 30, 2019

Strong Track Record of Performance (Non-GAAP) Operating Return on Tangible Common Equity (ROTCE) (%)(1) Operating Earnings Per Share ($)(1) $2.71 17% CAGR 17.35% 16.58% 16.27% $1.91 $1.77 12.14% 12.24% $1.49 11.11% $1.43 10.81% $1.36 2014 2015 2016 2017 2018 1H 2019 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 Operating Efficiency Ratio (FTE) (%)(1) Operating Return on Assets (ROA) (%)(1) 1.35% 1.35% 1.30% 62.6% 61.2% 61.4% 60.6% 54.1% 0.96% 52.5% 0.95% 52.9% 0.91% 0.90% 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 Data as of or for the twelve months ended each respective year, except for the three months ended March 31, 2019 and June 30, 2019 and the six months ended June 30, 2019 (1)Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix --Reconciliation of Non-GAAP Disclosures” 19

Financial Targets Committed to top-tier financial performance Atlantic Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment 16% - 18% ROTCE 1.4% - 1.6% ROA Key financial performance operating metrics benchmarked against top quartile peers Efficiency Ratio (FTE) < 50% 20

Solid Capital Position Capital Position as of June 30, 2019 TCE / TA1 9.3% CET1 Ratio 10.5% Tier 1 Capital Ratio 10.5% Total Capital Ratio 13.0% Leverage Ratio 9.0% CRE / Total Risk-Based Capital (Bank) 293% Capital information presented herein is based on estimates and subject to change pending the Company’s filing of its FR Y-9C (1) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix --Reconciliation of Non-GAAP Disclosures“ 21

Capital Management Capital Management Priorities Capital Targets based on the following objectives: Excess Capital target is 8.5% 22 $150 million Share Repurchase Plan authorization through June 30, 2021 • Atlantic Union’s Tangible Common Equity Ratio • TCE above 8.5% is considered excess capital assuming “well capitalized” regulatory capital ratios are maintained • Excess capital can be deployed for share repurchases, higher shareholder dividends and/or acquisitions • Atlantic Union establishes capital targets • Maintain designation as a “well capitalized” institution under fully phased-in Basel III regulatory definitions • Ensure capital levels are commensurate with the company’s risk profile, capital stress test projections, and strategic plan objectives 1.Support Organic Growth 2.Dividend payout ratio targeted at 35-40% 3.Common Stock Repurchases 4.Merger & acquisition activity

Total Shareholder Return Performance Total shareholder return (TSR) has consistently exceeded the KBW Regional Bank (KRX) index return over Y T D 2019 R el at i v e T S R 1 the past 5 years 3 Year R elati v e T S R 1 5 Year R elati v e T S R 1 75.9% 41.0% 31.3% AUB KRX AUB KRX AUB KRX Di vi dends Pai d 11% CAGR $1.002 • C ur r e nt Yi e l d – 2. 8% $0.81 $0.77 $0.68 • 35% - 4 0 % D i vi de nd P a yout R a t i o Ta r ge t $0.58 $0.54 2013 2014 1 As of 9/5/19 2015 2016 2017 2018 2Q19 23 2 Annualized dividend $0.88 8.4% 15.6% 42.6%

Investment Thesis The Right Scale The Right Markets The Right Team The Right Targets • $17.2 billion in assets • Growing, economically diversified Presence across state • Deep team with broad experience Experience in M&A integration • Targeting top tier operating performance • • Strong market share Extensive product mix, enhanced C&I focus • • • ROA: 1.4% - 1.6% • Scale in the sizable Northern Virginia, Richmond and Hampton Roads markets • ROTCE:16% - 18% • Attractive destination for top tier talent • Efficiency Ratio1: < 50% Well positioned to take advantage of market disruption (1) Efficiency Ratio (FTE) 24

Appendix

Reconciliation of Non-GAAP Disclosures

Tangible Common Equity	As of June 30, 2019
Common equity (GAAP)	$2,512,295
Less: Goodwill and Amortizable Intangibles	$1,013,425
Tangible Common equity (non-GAAP)	$1,498,870
Assets (GAAP)	$17,159,384
Less: Goodwill and Amortizable Intangibles	$1,013,425
Tangible assets (non-GAAP)	$16,145,959
Tangible Common Equity Ratio	
Shareholders' equity to assets (GAAP)	14.64%
Tangible common equity ratio to tangible assets (non-GAAP)	9.28%

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Reconciliation of Non-GAAP Disclosures Operating Earnings Per Share For the 12 Months Ended For the 3 Months Ended ($ IN THOUSANDS) 2014 2015 2016 2017 2018 3/31/2019 6/30/2019 N et i nc om e ( G A A P ) $52,164 $67, 079 $77, 476 $72, 923 $146, 24 8 $35, 631 $48, 823 P l us : M er ger - r el at e d and r ebr andi n g co st s (1) , net of t ax P l us : N onr ec ur r i ng t ax ex pens es - - $4, 405 $32, 065 $13,724 $ 14, 888 $8, 266 - - - $6, 250 - - - N et oper at i ng ear ni ngs ( non - G AAP) $65, 888 $67, 079 $77, 476 $83, 578 $178, 31 3 $ 50, 519 $57, 089 W ei ght ed av g. c om m on s har es out s t andi n g, di l ut ed 46, 130, 8 9 5 45, 138, 8 9 1 43, 890, 2 7 1 43, 779, 7 4 4 65, 908, 5 7 1 76, 553, 0 6 6 82, 125, 1 9 4 E ar ni ngs per s har e ( G A A P ) $1. 13 $1. 49 $1. 77 $1. 67 $2. 22 $0. 47 $0. 59 $1. 43 $1. 49 $1. 77 $1. 91 $2. 71 $0. 66 $0. 70 Operating EPS (non-GAAP) (1) Rebranding costs occurred in 2019 27

Reconciliation of Non-GAAP Disclosures Return on Assets (ROA) For the 12 Months Ended For the 3 Months Ended ($ IN THOUSANDS) 2014 2015 2016 2017 2018 3/31/2019 6/30/2019 A v er age as s et s ( G A A P ) $7, 250, 4 9 4 $7, 492, 8 9 5 $8, 046, 3 0 5 $8, 820, 1 4 2 $13, 181, 6 0 9 $15, 699, 7 4 3 $16, 997, 5 3 1 N et i nc om e ( l o s s ( G AAP) N et oper at i ng ear ni ngs ( non - G AAP) $52, 164 $67, 079 $77, 476 $72, 923 $146, 24 8 $35, 631 $48, 823 $65, 888 $67, 079 $77, 476 $83, 578 $178, 31 3 $50, 591 $57, 089 R O A ( G AAP) 0. 72% 0. 90% 0. 96% 0. 83% 1. 11% 0. 92% 1. 15% O per at i ng R O A ( non - G AAP) 0. 91% 0. 90% 0. 96% 0. 95% 1. 35% 1. 31% 1. 35% 28

Reconciliation of Non-GAAP Disclosures

Return on Tangible Common Equity (ROTCE)

($ IN THOUSANDS)	For the 12 Months Ended					For the 3 Months Ended	
	2014	2015	2016	2017	2018	3/31/2019	6/30/2019
Average equity (GAAP)	$983,727	$991,977	$994,785	$1,030,847	$1,863,216	$2,268,395	$2,490,049
Less: Avg Goodwill and Amortizable Intangibles	$333,495	$320,906	$318,131	$315,722	$776,944	$934,344	$1,015,021
Avg tangible common equity (non-GAAP)	$650,232	$671,071	$676,654	$715,125	$1,086,272	$1,334,051	$1,475,028
Net income (GAAP)	$52,164	$67,079	$77,476	$72,923	$146,248	$35,631	$48,823
Plus: Amortization of intangibles, tax effected	$6,367	$5,489	$4,687	$3,957	$10,143	$3,332	$3,900
Net operating earnings (non-GAAP)	$58,531	$72,568	$82,163	$76,880	$156,391	$38,963	$52,723
Net operating earnings (non-GAAP)	$65,888	$67,079	$77,476	$83,578	$178,313	$50,591	$57,089
Plus: Amortization of intangibles, tax effected	$6,367	$5,489	$4,687	$3,957	$10,143	$3,332	$3,900
Net Income before amortization of intangibles (non-GAAP)	$72,255	$72,568	$82,163	$87,535	$188,456	$53,851	$60,989
ROE (GAAP)	5.30%	6.76%	7.79%	7.07%	7.85%	6.37%	7.86%
Operating ROTCE (non-GAAP	11.11%	10.81%	12.14%	12.24%	17.35%	16.37%	16.58%

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# Reconciliation of Non-GAAP Disclosures

## Efficiency Ratio

| ($ IN THOUSANDS) | For the 12 Months Ended | | | | | For the 3 Months Ended | |
|---|---|---|---|---|---|---|---|
| | 2014 | 2015 | 2016 | 2017 | 2018 | 3/31/2019 | 6/30/2019 |
| Noninterest expense (GAAP) | $222,419 | $206,310 | $213,090 | $225,668 | $337,767 | $106,728 | $105,608 |
| Less: Merger-related costs | $20,345 | - | - | $5,393 | $39,728 | $18,122 | $6,371 |
| Less: Rebranding Costs | | | | | | $407 | $4,012 |
| Less: Amortization of intangible assets | $9,795 | $8,445 | $7,210 | $6,088 | $12,893 | $4,218 | $4,937 |
| Operating noninterest expense (non-GAAP) | $192,279 | $197,865 | $205,880 | $214,187 | $285,200 | $83,981 | $90,288 |
| Noninterest income (GAAP) | $51,220 | $54,993 | $59,849 | $62,429 | $104,241 | $24,938 | $30,578 |
| Net interest income (FTE) (non-GAAP) | $263,145 | $260,913 | $275,394 | $290,774 | $434,884 | $130,295 | $141,514 |
| Efficiency ratio (GAAP) | 73.1% | 67.5% | 65.8% | 66.1% | 63.6% | 70.0% | 62.4% |
| Operating efficiency ratio (FTE)(non-GAAP) | 61.2% | 62.6% | 61.4% | 60.6% | 52.9% | 54.1% | 52.5% |

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# Reconciliation of Non-GAAP Disclosures

## Net Interest Margin

| ($ IN THOUSANDS) | For the 12 Months Ended 2014 | 2015 | 2016 | 2017 | 2018 | For the 3 Months Ended 3/31/2019 | 6/30/2019 |
|---|---|---|---|---|---|---|---|
| Net interest income (GAAP) | $253,213 | $250,450 | $263,966 | $279,007 | $426,691 | $127,547 | $138,594 |
| FTE adjustment | $9,932 | $10,463 | $11,428 | $11,767 | $8,193 | $2,748 | $2,920 |
| Net interest income (FTE) (non-GAAP) | $263,145 | $260,913 | $275,394 | $290,774 | $434,884 | $130,295 | $141,514 |
| Average earning assets | $6,437,681 | $6,713,239 | $7,249,090 | $8,016,311 | $11,620,893 | $13,891,248 | $15,002,726 |
| Net interest margin (GAAP) | 3.93% | 3.73% | 3.64% | 3.48% | 3.67% | 3.72% | 3.71% |
| Net interest margin (FTE) (non-GAAP) | 4.09% | 3.89% | 3.80% | 3.63% | 3.74% | 3.80% | 3.78% |

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